SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Small Cap Fund
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Deutsche Global Small Cap Fund
Effective July 1, 2017, Deutsche Global Small Cap Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.80% of the fund’s average daily net assets.
The Advisor has contractually agreed through January 31, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.45%, 1.45%, 2.20%, 1.20%, 1.20% and 1.20% for Class A, Class T, Class C, Class R6, Institutional Class and Class S respectively. The agreement may only be terminated with the consent of the fund’s Board.
The Advisor has also voluntarily agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.99% for Class R6. The waiver may be changed or terminated at any time without notice.

Effective as of July 1, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche Global Small Cap Fund	0.80%
Please Retain This Supplement for Future Reference

July 25, 2017
SAISTKR-356